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                                                                   EXHIBIT 23-1
                                                                   ------------


                         CONSENT OF INDEPENDENT AUDITORS
                         -------------------------------


We consent to the incorporation by reference in the Registration Statements No. 333-48459 and 33-11983 on Form S-8 of Deb Shops, Inc. of our report dated March 4, 1999, with respect to the consolidated financial statements of Deb Shops, Inc. included in this Annual Report (Form 10-K) for the year ended January 31, 1999.



ERNST & YOUNG LLP
Philadelphia, Pennsylvania
April 26, 1999